Page 1 of 25 Table of Contents Conference Call 800-836-8184 | ID – EastGroup July 24, 2025 11:00 a.m. Eastern Time webcast available at EastGroup.net Ba ss w oo d 35 , F or t W or th , T X SUPPLEMENTAL INFORMATION June 30, 2025 400 West Parkway Place, Suite 100 Ridgeland, MS 39157 (601) 354-3555

Page 2 of 25 Table of Contents Financial Information: Consolidated Balance Sheets ................................................................................ 3 Consolidated Statements of Income and Comprehensive Income ......................... 4 Reconciliations of GAAP to Non-GAAP Measures ................................................. 5 Consolidated Statements of Cash Flows ................................................................ 7 Same Property Portfolio Analysis ........................................................................... 8 Additional Financial Information ............................................................................. 9 Financial Statistics ................................................................................................. 10 Capital Deployment: Development and Value-Add Properties Summary ................................................ 11 Development and Value-Add Properties Transferred to Real Estate Properties ..... 12 Acquisitions and Dispositions ................................................................................. 13 Real Estate Improvements and Leasing Costs ....................................................... 14 Property Information: Leasing Statistics and Occupancy Summary ......................................................... 15 Core Market Operating Statistics ........................................................................... 16 Lease Expiration Summary .................................................................................... 17 Top 10 Customers by Annualized Base Rent ......................................................... 18 Capitalization: Debt and Equity Market Capitalization ................................................................... 19 Continuous Common Equity Program .................................................................... 20 Debt-to-EBITDAre Ratios ....................................................................................... 21 Other Information: Components of Net Asset Value ............................................................................ 22 Outlook for 2025 .................................................................................................... 23 Glossary of REIT Terms ........................................................................................ 24 FORWARD-LOOKING STATEMENTS The statements and certain other information contained herein, which can be identified by the use of forward-looking terminology such as “may,” “will,” “seek,” “expects,” “anticipates,” “believes,” “targets,” “intends,” “should,” “estimates,” “could,” “continue,” “assume,” “projects,” “goals” “plans” or variations of such words and similar expressions or the negative of such words, constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are subject to the safe harbors created thereby. These forward-looking statements reflect the current views of EastGroup Properties, Inc. (the “Company” or “EastGroup”) about its plans, intentions, expectations, strategies, and prospects, which are based on the information currently available to the Company and on assumptions it has made. For instance, the amount, timing and frequency of future dividends is subject to authorization by the Company’s Board of Directors and will be based upon a variety of factors. Although the Company believes that its plans, intentions, expectations, strategies and prospects as reflected in or suggested by those forward-looking statements are reasonable, the Company can give no assurance that such plans, intentions, expectations, or strategies will be attained or achieved. Furthermore, these forward-looking statements should be considered as subject to the many risks and uncertainties that exist in the Company’s operations and business environment. Such risks and uncertainties could cause actual results to differ materially from those projected. These uncertainties include, but are not limited to: international, national, regional and local economic conditions and conflicts; the competitive environment in which the Company operates; fluctuations of occupancy or rental rates; potential defaults (including bankruptcies or insolvency) on or non-renewal of leases by tenants, or our ability to lease space at current or anticipated rents, particularly in light of the ongoing uncertainty around interest rates, tariffs and general economic conditions; disruption in supply and delivery chains; increased construction and development costs, including as a result of tariffs or the recent inflationary environment; acquisition and development risks, including failure of such acquisitions and development projects to perform in accordance with our projections or to materialize at all; potential changes in the law or governmental regulations and interpretations of those laws and regulations, including changes in real estate laws, real estate investment trust (“REIT”) or corporate income tax laws, potential changes in zoning laws, or increases in real property tax rates, and any related increased cost of compliance; our ability to maintain our qualification as a REIT; natural disasters such as fires, floods, tornadoes, hurricanes, earthquakes, or other extreme weather events, which may or may not be caused by longer-term shifts in climate patterns, could destroy buildings and damage regional economies; the availability of financing and capital, increases in or long-term elevated interest rates, and our ability to raise equity capital on attractive terms; financing risks, including the risks that our cash flows from operations may be insufficient to meet required payments of principal and interest, and we may be unable to refinance our existing debt upon maturity or obtain new financing on attractive terms or at all; our ability to retain our credit agency ratings; our ability to comply with applicable financial covenants; credit risk in the event of non-performance by the counterparties to our interest rate swaps; how and when pending forward equity sales may settle; lack of or insufficient amounts of insurance; litigation, including costs associated with prosecuting or defending claims and any adverse outcomes; our ability to attract and retain key personnel or lack of adequate succession planning; risks related to the failure, inadequacy or interruption of our data security systems and processes, including security breaches through cyber attacks; pandemics, epidemics or other public health emergencies, such as the coronavirus pandemic; potentially catastrophic events such as acts of war, civil unrest and terrorism; and environmental liabilities, including costs, fines or penalties that may be incurred due to necessary remediation of contamination of properties presently owned or previously owned by us. All forward-looking statements should be read in light of the risks identified in Part I, Item 1A. Risk Factors within the Company’s most recent Annual Report on Form 10-K, as such factors may be updated from time to time in the Company’s periodic filings and current reports filed with the SEC. The Company assumes no obligation to update publicly any forward-looking statements, including its Outlook for 2025, whether as a result of new information, future events or otherwise.

Page 3 of 25 Consolidated Balance Sheets (In thousands, except share and per share data) (Unaudited) June 30, 2025 December 31, 2024 ASSETS Real estate properties 5,694,951$ 5,503,444 Development and value-add properties 678,013 674,472 6,372,964 6,177,916 Less accumulated depreciation (1,498,548) (1,415,576) 4,874,416 4,762,340 Unconsolidated investment 7,077 7,448 Cash and cash equivalents 32,921 17,529 Other assets, net 275,194 290,159 TOTAL ASSETS 5,189,608$ 5,077,476 LIABILITIES AND EQUITY LIABILITIES Unsecured bank credit facilities, net of debt issuance costs (3,092)$ (3,595) Unsecured debt, net of debt issuance costs 1,457,471 1,507,157 Accounts payable and accrued expenses 200,505 147,342 Other liabilities 127,613 134,028 Total Liabilities 1,782,497 1,784,932 EQUITY Stockholders' Equity: Common shares; $0.0001 par value; 70,000,000 shares authorized; 52,686,636 shares issued and outstanding at June 30, 2025 and 51,825,798 at December 31, 2024 5 5 Excess shares; $0.0001 par value; 30,000,000 shares authorized; no shares issued - - Additional paid-in capital 3,823,605 3,673,393 Distributions in excess of earnings (427,632) (403,172) Accumulated other comprehensive income 10,890 21,953 Total Stockholders' Equity 3,406,868 3,292,179 Noncontrolling interest in joint ventures 243 365 Total Equity 3,407,111 3,292,544 TOTAL LIABILITIES AND EQUITY 5,189,608$ 5,077,476

EASTGROUP PROPERTIES

Consolidated Statements of Income and Comprehensive Income

(In thousands, except per share data)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,	
	2025	2024	2025	2024
REVENUES				
Income from real estate operations	$ 177,256	157,333	349,900	311,407
Other revenue	30	1,757	1,835	1,907
	177,286	159,090	351,735	313,314
EXPENSES				
Expenses from real estate operations	48,363	43,851	95,123	86,854
Depreciation and amortization	53,012	45,663	105,532	90,832
General and administrative	5,290	4,741	13,244	11,422
Indirect leasing costs	171	220	434	397
	106,836	94,475	214,333	189,505
OTHER INCOME (EXPENSE)				
Interest expense	(7,690)	(9,832)	(15,715)	(19,893)
Gain on sales of real estate investments	-	-	-	8,751
Other	553	518	1,063	1,292
NET INCOME	63,313	55,301	122,750	113,959
Net income attributable to noncontrolling interest in joint ventures	(14)	(14)	(28)	(28)
NET INCOME ATTRIBUTABLE TO EASTGROUP PROPERTIES, INC. COMMON STOCKHOLDERS	63,299	55,287	122,722	113,931
Other comprehensive income (loss) — Interest rate swaps	(4,136)	(1,095)	(11,063)	4,799
TOTAL COMPREHENSIVE INCOME	$ 59,163	54,192	111,659	118,730
BASIC PER COMMON SHARE DATA FOR NET INCOME ATTRIBUTABLE TO EASTGROUP PROPERTIES, INC. COMMON STOCKHOLDERS				
Net income attributable to common stockholders	$ 1.21	1.15	2.35	2.37
Weighted average shares outstanding — Basic	52,508	48,248	52,237	48,054
DILUTED PER COMMON SHARE DATA FOR NET INCOME ATTRIBUTABLE TO EASTGROUP PROPERTIES, INC. COMMON STOCKHOLDERS				
Net income attributable to common stockholders	$ 1.20	1.14	2.35	2.37
Weighted average shares outstanding — Diluted	52,579	48,345	52,304	48,153

Page 4 of 25

Page 5 of 25 Reconciliations of GAAP to Non-GAAP Measures (In thousands, except per share data) (Unaudited) 2025 2024 2025 2024 NET INCOME ATTRIBUTABLE TO EASTGROUP PROPERTIES, INC. COMMON STOCKHOLDERS 63,299$ 55,287 122,722 113,931 Depreciation and amortization 53,012 45,663 105,532 90,832 Company's share of depreciation from unconsolidated investment 31 31 62 62 Depreciation and amortization attributable to noncontrolling interest (1) (1) (2) (2) Gain on sales of real estate investments - - - (8,751) Gain on sales of non-operating real estate - - - (222) FUNDS FROM OPERATIONS ("FFO") ATTRIBUTABLE TO COMMON STOCKHOLDERS* 116,341 100,980 228,314 195,850 Gain on involuntary conversion and business interruption claims - (1,708) (1,763) (1,708) FFO ATTRIBUTABLE TO COMMON STOCKHOLDERS, EXCLUDING GAIN ON INVOLUNTARY CONVERSION AND BUSINESS INTERRUPTION CLAIMS* 116,341$ 99,272 226,551 194,142 NET INCOME 63,313$ 55,301 122,750 113,959 Interest expense (1) 7,690 9,832 15,715 19,893 Depreciation and amortization 53,012 45,663 105,532 90,832 Company's share of depreciation from unconsolidated investment 31 31 62 62 EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION ("EBITDA") 124,046 110,827 244,059 224,746 Gain on sales of real estate investments - - - (8,751) Gain on sales of non-operating real estate - - - (222) EBITDA FOR REAL ESTATE ("EBITDAre")* 124,046$ 110,827 244,059 215,773 DILUTED PER COMMON SHARE DATA FOR EASTGROUP PROPERTIES, INC. COMMON STOCKHOLDERS Net income attributable to common stockholders 1.20$ 1.14 2.35 2.37 FFO attributable to common stockholders* 2.21$ 2.09 4.37 4.07 FFO attributable to common stockholders, excluding gain on involuntary conversion and business interruption claims* 2.21$ 2.05 4.33 4.03 Weighted average shares outstanding for EPS and FFO purposes - Diluted 52,579 48,345 52,304 48,153 June 30, * This is a non-GAAP financial measure. Please refer to Glossary of REIT Terms. Three Months Ended June 30, Six Months Ended (1) Net of capitalized interest of $5,340 and $5,037 for the three months ended June 30, 2025 and 2024, respectively; and $10,500 and $9,890 for the six months ended June 30, 2025 and 2024, respectively.

Page 6 of 25 Reconciliations of GAAP to Non-GAAP Measures (continued) (In thousands) (Unaudited) 2025 2024 2025 2024 NET INCOME 63,313$ 55,301 122,750 113,959 Gain on sales of real estate investments - - - (8,751) Gain on sales of non-operating real estate - - - (222) Interest income (277) (241) (509) (516) Other revenue (30) (1,757) (1,835) (1,907) Indirect leasing costs 171 220 434 397 Depreciation and amortization 53,012 45,663 105,532 90,832 Company's share of depreciation from unconsolidated investment 31 31 62 62 Interest expense (1) 7,690 9,832 15,715 19,893 General and administrative expense (2) 5,290 4,741 13,244 11,422 Noncontrolling interest in PNOI of consolidated joint ventures (16) (15) (31) (31) PROPERTY NET OPERATING INCOME ("PNOI")* 129,184 113,775 255,362 225,138 PNOI from 2024 acquisitions (6,989) (1,371) (14,019) (2,070) PNOI from 2024 and 2025 development and value-add properties (6,125) (3,138) (11,313) (5,649) PNOI from 2024 and 2025 operating property dispositions 15 (50) (40) (278) Other PNOI 455 21 713 102 SAME PNOI (Straight-Line Basis)* 116,540 109,237 230,703 217,243 Lease termination fee income from same properties (213) (65) (792) (212) SAME PNOI, EXCLUDING INCOME FROM LEASE TERMINATIONS (Straight-Line Basis)* 116,327 109,172 229,911 217,031 Straight-line rent adjustments for same properties (2,639) (2,244) (4,457) (3,707) Acquired leases — market rent adjustment amortization for same properties (490) (533) (991) (1,145) SAME PNOI, EXCLUDING INCOME FROM LEASE TERMINATIONS (Cash Basis)* 113,198$ 106,395 224,463 212,179 (2) Net of capitalized development costs of $1,717 and $2,032 for the three months ended June 30, 2025 and 2024, respectively; and $3,671 and $4,255 for the six months ended June 30, 2025 and 2024, respectively. Three Months Ended * This is a non-GAAP financial measure. Please refer to Glossary of REIT Terms. Six Months Ended June 30, June 30, (1) Net of capitalized interest of $5,340 and $5,037 for the three months ended June 30, 2025 and 2024, respectively; and $10,500 and $9,890 for the six months ended June 30, 2025 and 2024, respectively.

Page 7 of 25 Consolidated Statements of Cash Flows (In thousands) (Unaudited) 2025 2024 OPERATING ACTIVITIES Net income 122,750$ 113,959 Adjustments to reconcile net income to net cash provided by operating activities: Depreciation and amortization 105,532 90,832 Stock-based compensation expense 6,535 5,751 Gain on sales of real estate investments - (8,751) Gain on sales of non-operating real estate - (222) Gain on involuntary conversion and business interruption claims (1,763) (1,708) Changes in operating assets and liabilities: Accrued income and other assets 3,700 (9,820) Accounts payable, accrued expenses and prepaid rent 39,014 48,621 Other 1,313 1,099 NET CASH PROVIDED BY OPERATING ACTIVITIES 277,081 239,761 INVESTING ACTIVITIES Development and value-add properties (158,709) (122,898) Purchases of real estate properties - (107,804) Real estate improvements (44,002) (34,871) Net proceeds from sales of real estate investments and non-operating real estate 3,371 17,397 Leasing commissions (17,451) (16,517) Proceeds from involuntary conversion on real estate assets 3,099 2,450 Changes in accrued development costs 5,299 (9,205) Changes in other assets and other liabilities 495 468 NET CASH USED IN INVESTING ACTIVITIES (207,898) (270,980) FINANCING ACTIVITIES Proceeds from unsecured bank credit facilities 22,851 31,863 Repayments on unsecured bank credit facilities (22,851) (31,863) Repayments on unsecured debt (50,000) - Debt issuance costs (103) (3,086) Distributions paid to stockholders (not including dividends accrued) (146,299) (122,337) Proceeds from common stock offerings 147,006 162,111 Common stock offering related costs (96) (107) Other (4,299) (6,225) NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES (53,791) 30,356 INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS 15,392 (863) CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD 17,529 40,263 CASH AND CASH EQUIVALENTS AT END OF PERIOD 32,921$ 39,400 SUPPLEMENTAL CASH FLOW INFORMATION Cash paid for interest, net of amounts capitalized of $10,500 and $9,890 for 2025 and 2024, respectively 14,593$ 18,968 Cash paid for operating lease liabilities 1,787 1,253 Six Months Ended June 30,

EASTGROUP PROPERTIES

Same Property Portfolio Analysis
(In thousands)
(Unaudited)

	Three Months Ended June 30,			Six Months Ended June 30,		
	2025	2024	% Change	2025	2024	% Change
Same Property Portfolio [1]						
Square feet as of period end	54,721	54,721		54,721	54,721	
Average occupancy	96.3%	97.1%	-0.8%	96.2%	97.3%	-1.1%
Occupancy as of period end	96.4%	97.2%	-0.8%	96.4%	97.2%	-0.8%
Same Property Portfolio Analysis (Straight-Line Basis) [1] *						
Income from real estate operations	$ 160,837	152,073	5.8%	$ 318,127	302,297	5.2%
Less cash received for lease terminations	(213)	(65)		(792)	(212)	
Income excluding lease termination income	160,624	152,008	5.7%	317,335	302,085	5.0%
Expenses from real estate operations	(44,297)	(42,836)	3.4%	(87,424)	(85,054)	2.8%
PNOI, excluding income from lease terminations	$ 116,327	109,172	6.6%	$ 229,911	217,031	5.9%
Same Property Portfolio Analysis (Cash Basis) [1] *						
Income from real estate operations	$ 157,708	149,296	5.6%	$ 312,679	297,445	5.1%
Less cash received for lease terminations	(213)	(65)		(792)	(212)	
Income excluding lease termination income	157,495	149,231	5.5%	311,887	297,233	4.9%
Expenses from real estate operations	(44,297)	(42,836)	3.4%	(87,424)	(85,054)	2.8%
PNOI, excluding income from lease terminations	$ 113,198	106,395	6.4%	$ 224,463	212,179	5.8%

[1] Includes properties which were included in the operating portfolio for the entire period of 1/1/24 through 6/30/25.

* This is a non-GAAP financial measure. Please refer to Glossary of REIT Terms.

Page 8 of 25

Page 9 of 25 Additional Financial Information (In thousands) (Unaudited) 2025 2024 2025 2024 Lease income - operating leases 133,727$ 117,138 263,793 231,338 Variable lease income (1) 43,529 40,195 86,107 80,069 Income from real estate operations 177,256 157,333 349,900 311,407 Straight-line rent income adjustment 4,695 3,163 8,259 5,387 Stock-based compensation expense (2,303) (2,244) (6,535) (5,751) Debt issuance costs amortization (454) (479) (920) (958) Gain on involuntary conversion and business interruption claims (2) - 1,708 1,763 1,708 Acquired leases - market rent adjustment amortization 1,520 546 3,087 1,153 2025 2024 2025 2024 WEIGHTED AVERAGE COMMON SHARES Weighted average common shares - Basic 52,508 48,248 52,237 48,054 BASIC SHARES FOR EARNINGS PER SHARE ("EPS") 52,508 48,248 52,237 48,054 Potential common shares: Effect of dilutive securities 71 97 67 99 DILUTED SHARES FOR EPS AND FFO 52,579 48,345 52,304 48,153 (1) Primarily includes tenant reimbursements for real estate taxes, insurance and common area maintenance. (2) Included in Other revenue on the Consolidated Statements of Income and Comprehensive Income; included in FFO. June 30, Three Months Ended Three Months Ended June 30, Six Months Ended June 30, Six Months Ended June 30, SELECTED INCOME STATEMENT INFORMATION (Items below represent increases or (decreases) in FFO)

EASTGROUP PROPERTIES

Financial Statistics
($ in thousands, except per share data)
(Unaudited)

		Quarter Ended	Years Ended			
		6/30/25	2024	2023	2022	2021
ASSETS/MARKET CAPITALIZATION						
Assets	$	5,189,608	5,077,476	4,519,213	4,035,837	3,215,336
Equity Market Capitalization		8,804,991	8,317,522	8,754,937	6,451,794	9,403,107
Total Market Capitalization (Debt and Equity) [(1)]		10,264,991	9,827,522	10,434,937	8,318,835	10,859,473
Shares Outstanding - Common		52,686,636	51,825,798	47,700,432	43,575,539	41,268,846
Price per share	$	167.12	160.49	183.54	148.06	227.85
FFO CHANGE*						
FFO per diluted share	$	2.21	8.35	7.79	7.00	6.09
Change compared to same period prior year		5.7%	7.2%	11.3%	14.9%	13.2%
COMMON DIVIDEND PAYOUT RATIO*						
Dividend distribution	$	1.40	5.34	5.04	4.70	3.58
FFO per diluted share		2.21	8.35	7.79	7.00	6.09
Dividend payout ratio		63%	64%	65%	67%	59%
COMMON DIVIDEND YIELD [(2)]						
Dividend distribution	$	1.40	5.34	5.04	4.70	3.58
Price per share		167.12	160.49	183.54	148.06	227.85
Dividend yield		3.35%	3.33%	2.75%	3.17%	1.57%
FFO MULTIPLE [(3)] *						
FFO per diluted share	$	2.21	8.35	7.79	7.00	6.09
Price per share		167.12	160.49	183.54	148.06	227.85
Multiple		18.9	19.2	23.6	21.2	37.4
INTEREST & FIXED CHARGE COVERAGE RATIO*						
EBITDAre	$	124,046	447,186	401,335	337,536	278,959
Interest expense		7,690	38,956	47,996	38,499	32,945
Interest and fixed charge coverage ratio		16.1	11.5	8.4	8.8	8.5
DEBT-TO-EBITDAre RATIO [(4)] *						
Debt	$	1,454,379	1,503,562	1,674,827	1,861,744	1,451,778
EBITDAre		124,046	447,186	401,335	337,536	278,959
Debt-To-EBITDAre ratio [(4)]		2.9	3.4	4.2	5.5	5.2
Adjusted debt-to-pro forma EBITDAre ratio [(4)]		2.2	2.3	3.2	4.5	3.8
DEBT-TO-TOTAL MARKET CAPITALIZATION [(1)]		14.2%	15.4%	16.1%	22.4%	13.4%

ISSUER RATINGS [(5)]	Issuer Rating	Outlook
Moody's Ratings	Baa2	Positive

(1) Before deducting unamortized debt issuance costs.
(2) Quarterly calculation: (Dividend distributions for the quarter x 4)/price per share. Yearly calculation: Dividend for the 12-month period/price per share.
(3) Quarterly calculation: (FFO per diluted share for the quarter x 4)/price per share. Yearly calculation: FFO per diluted share for the 12-month period/price per share.
(4) Quarterly calculation: Debt/(EBITDAre for the quarter x 4). Yearly calculation: Debt/EBITDAre for the 12-month period.
(5) A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating agency.
* This is a non-GAAP financial measure. Please refer to Glossary of REIT Terms.

Page 10 of 25

EASTGROUP PROPERTIES

Development and Value-Add Properties Summary
($ in thousands)
(Unaudited)

		Square Feet (SF)	Cumulative Costs at 6/30/25	Projected Total Costs	Anticipated Conversion Date [(1)]	% Leased 7/22/25	
Lease-Up							
Braselton 3	Atlanta, GA	115,000	$ 14,757	15,200	07/25	33%	
Gateway South Dade 1 & 2	Miami, FL	169,000	34,113	35,900	07/25	18%	
Riverside 1 & 2	Atlanta, GA	284,000	33,269	35,300	07/25	100%	
Cass White 1 & 2	Atlanta, GA	296,000	34,125	35,900	09/25	37%	
Horizon West 5	Orlando, FL	85,000	10,140	12,800	12/25	0%	
Denton 35 Exchange 1 & 2	Dallas, TX	244,000	31,519	34,600	02/26	28%	
Skyway 1 & 2	Charlotte, NC	318,000	34,349	37,200	03/26	10%	
Texas Avenue 1 & 2	Austin, TX	129,000	18,850	22,500	04/26	17%	
World Houston 46	Houston, TX	181,000	15,441	17,900	06/26	0%	
Total Lease-up		1,821,000	226,563	247,300		32%	Wgt Avg %
Under Construction							
Arista 36 1-3	Denver, CO	360,000	59,679	80,300	07/26	0%	
Crossroads 2	Tampa, FL	203,000	23,149	32,300	08/26	0%	
Grand West Crossing 2	Houston, TX	97,000	10,285	12,900	09/26	0%	
Dominguez [(2)]	Los Angeles, CA	262,000	3,420	9,200	10/26	0%	
Hillside 2	Greenville, SC	141,000	8,210	15,300	10/26	0%	
Gateway Interchange A & B	Phoenix, AZ	137,000	11,683	26,200	02/27	17%	
Gateway Interchange F & G	Phoenix, AZ	224,000	20,679	38,000	02/27	0%	
Station 24 1 & 2	Nashville, TN	180,000	5,780	35,700	04/27	0%	
Greenway 100 & 200	Atlanta, GA	289,000	4,117	34,200	06/27	0%	
Total Under Construction		1,893,000	147,002	284,100		1%	Wgt Avg %
Total Lease-Up and Under Construction		3,714,000	$ 373,565	531,400		16%	Wgt Avg %

Projected Stabilized Yields [(3)]	Yield
Lease-Up	7.0%
Under Construction	8.2%
Lease-Up and Under Construction	7.6%

Prospective Development	Acres	Projected SF	
Phoenix, AZ	33	419,000	$ 13,603
Sacramento, CA	4	78,000	2,757
Fort Myers, FL	20	210,000	4,270
Miami, FL	24	313,000	26,880
Orlando, FL	33	357,000	13,864
Tampa, FL	136	1,164,000	51,550
Atlanta, GA	112	1,121,000	13,899
Charlotte, NC	113	828,000	14,134
Greenville, SC	65	523,000	7,548
Nashville, TN	15	190,000	5,551
Austin, TX	132	1,583,000	53,640
Dallas, TX	41	510,000	23,237
Fort Worth, TX	121	1,312,000	34,218
Houston, TX	78	1,131,000	27,697
San Antonio, TX	46	612,000	11,600
Total Prospective Development	973	10,351,000	304,448
Total Development and Value-Add Properties	973	14,065,000	$ 678,013

(1) Development projects will transfer to the operating portfolio at the earlier of 90% occupancy or one year after shell completion.
(2) Represents a redevelopment project.
(3) Weighted average yield based on projected stabilized annual property net operating income on a straight-line basis at 100% occupancy divided by projected total costs.

Page 11 of 25

EASTGROUP PROPERTIES

Development and Value-Add Properties Transferred to Real Estate Properties
($ in thousands)
(Unaudited)

		Square Feet (SF)	Cumulative Costs at 6/30/25	Conversion Date	% Leased 7/22/25	
1st Quarter						
SunCoast 9	Fort Myers, FL	111,000	$ 15,802	02/25	32%	
Northeast Trade Center 1	San Antonio, TX	264,000	28,809	03/25	100%	
		375,000	44,611			
2nd Quarter						
Horizon West 6	Orlando, FL	87,000	11,849	04/25	100%	
Basswood 3-5	Fort Worth, TX	351,000	49,962	05/25	70%	
Crossroads 1	Tampa, FL	124,000	19,145	05/25	100%	
Eisenhauer Point 10-12	San Antonio, TX	223,000	28,677	05/25	48%	
		785,000	109,633			
Total Transferred to Real Estate Properties		1,160,000	$ 154,244		74%	Wgt Avg %

Projected Stabilized Yield [(1)] **7.6%**

(1) Weighted average yield based on projected stabilized annual property net operating income on a straight-line basis at 100% occupancy divided by projected total costs.

Page 12 of 25

Page 13 of 25 Acquisitions and Dispositions Through June 30, 2025 ($ in thousands) (Unaudited) Date Property Name Location Size Purchase Price (1) 1st Quarter None 2nd Quarter 05/07/25 Bell Creek Logistics Center Land Tampa, FL 65.9 Acres 32,433$ 06/02/25 Frisco Park 121 Land Dallas, TX 28.6 Acres 17,795 Total Acquisitions 94.5 Acres 50,228$ Date Property Name Location Size Gross Sales Price 1st Quarter None 2nd Quarter 06/02/25 Laura Alice Business Center San Francisco, CA 12,000 SF 3,573$ - (2) Total Dispositions 12,000 SF 3,573$ - DISPOSITIONS ACQUISITIONS (2) Included in Gain on sales of real estate investments on the Consolidated Statements of Income and Comprehensive Income; not included in FFO. (1) Represents acquisition price plus closing costs. Realized Gain

EASTGROUP PROPERTIES

Real Estate Improvements and Leasing Costs
(In thousands)
(Unaudited)

REAL ESTATE IMPROVEMENTS		Three Months Ended June 30, 2025	Three Months Ended June 30, 2024	Six Months Ended June 30, 2025	Six Months Ended June 30, 2024
Upgrade on acquisitions	$	10	245	62	282
Tenant improvements:					
New tenants		6,041	5,863	11,548	8,200
Renewal tenants		1,058	395	2,469	1,230
Building improvements		3,699	4,943	9,231	8,018
Roofs		4,228	3,659	10,021	7,469
Parking lots		1,715	1,489	2,515	2,248
Other		1,696	1,349	2,854	2,187
TOTAL REAL ESTATE IMPROVEMENTS (1)	$	18,447	17,943	38,700	29,634

CAPITALIZED LEASING COSTS (Principally Commissions)		Three Months Ended June 30, 2025	Three Months Ended June 30, 2024	Six Months Ended June 30, 2025	Six Months Ended June 30, 2024
Development and value-add	$	1,282	2,430	3,369	4,421
New tenants		2,876	3,752	7,290	7,803
Renewal tenants		2,159	2,743	6,227	5,266
TOTAL CAPITALIZED LEASING COSTS (2)(3)	$	6,317	8,925	16,886	17,490

(1) Reconciliation of Total Real Estate Improvements to *Real Estate Improvements* on the Consolidated Statements of Cash Flows:

		Six Months Ended June 30, 2025	Six Months Ended June 30, 2024
Total Real Estate Improvements	$	38,700	29,634
Change in real estate property payables		(1,230)	(998)
Change in construction in progress		6,532	6,235
Real Estate Improvements on the Consolidated Statements of Cash Flows	$	44,002	34,871

(2) Included in *Other Assets* on the Consolidated Balance Sheets.

(3) Reconciliation of Total Capitalized Leasing Costs to *Leasing Commissions* on the Consolidated Statements of Cash Flows:

		Six Months Ended June 30, 2025	Six Months Ended June 30, 2024
Total Capitalized Leasing Costs	$	16,886	17,490
Change in leasing commissions payables		565	(973)
Leasing Commissions on the Consolidated Statements of Cash Flows	$	17,451	16,517

Page 14 of 25

EASTGROUP PROPERTIES

Leasing Statistics and Occupancy Summary
(Unaudited)

Three Months Ended June 30, 2025	Number of Leases Signed	Square Feet Signed (In Thousands)	Weighted Average Term (In Years)	Rental Rate Change Straight-Line Basis [(1)]	Rental Rate Change Cash Basis [(1)]	PSF Tenant Improvement [(2)]	PSF Leasing Commission [(2)]	PSF Total Leasing Cost [(2)]
New Leases [(3)]	39	771	4.6	36.6%	26.5%	$ 8.38	$ 3.41	$ 11.79
Renewal Leases	53	1,167	3.6	50.2%	32.6%	0.96	1.83	2.79
Total/Weighted Average	**92**	**1,938**	**4.0**	**44.4%**	**30.1%**	**$ 3.91**	**$ 2.46**	**$ 6.37**
					Per Year	**$ 0.98**	**$ 0.61**	**$ 1.59**
Weighted Average Retention [(4)]	**68.4%**							

Six Months Ended June 30, 2025	Number of Leases Signed	Square Feet Signed (In Thousands)	Weighted Average Term (In Years)	Rental Rate Change Straight-Line Basis [(1)]	Rental Rate Change Cash Basis [(1)]	PSF Tenant Improvement [(2)]	PSF Leasing Commission [(2)]	PSF Total Leasing Cost [(2)]
New Leases [(3)]	80	1,839	5.1	40.8%	29.2%	$ 6.55	$ 3.51	$ 10.06
Renewal Leases	100	2,693	4.3	49.5%	31.7%	1.14	2.31	3.45
Total/Weighted Average	**180**	**4,532**	**4.6**	**45.8%**	**30.7%**	**$ 3.33**	**$ 2.80**	**$ 6.13**
					Per Year	**$ 0.72**	**$ 0.61**	**$ 1.33**
Weighted Average Retention [(4)]	**69.6%**							

	06/30/25	03/31/25	12/31/24	09/30/24	06/30/24
Percentage Leased	**97.1%**	**97.3%**	**97.1%**	**96.9%**	**97.4%**
Percentage Occupied	**96.0%**	**96.5%**	**96.1%**	**96.5%**	**97.1%**

(1) Rental Rate Change is reported for leases signed during the periods presented.
(2) Per square foot (PSF) amounts represent total amounts for the life of the lease, except as noted for the Per Year amounts.
(3) Does not include leases with terms less than 12 months and leases for first generation space.
(4) Calculated as SF of renewal leases signed during the quarter / SF of leases expiring during the quarter plus early renewals signed (not including early terminations or bankruptcies).

Page 15 of 25

![EastGroup Properties]

Core Market Operating Statistics
June 30, 2025
(Unaudited)

	Total Square Feet of Properties	% of Total Annualized Base Rent [1]	% Leased	Lease Expirations in Square Feet		Same PNOI Change* (excluding income from lease terminations)				Rental Rate Change New and Renewal Leases [3]			
						QTR		YTD		QTR		YTD	
				2025 [2]	2026	Straight-Line Basis	Cash Basis [4]	Straight-Line Basis	Cash Basis [4]	Straight-Line Basis	Cash Basis [4]	Straight-Line Basis	Cash Basis [4]
Texas													
Dallas	6,108,000	10.6%	97.7%	151,000	593,000	7.1%	9.3%	7.1%	9.2%	72.1%	57.3%	62.3%	47.1%
Houston	7,108,000	9.8%	97.0%	155,000	1,348,000	4.8%	3.7%	2.9%	1.9%	35.7%	21.7%	38.4%	20.5%
San Antonio	4,899,000	7.3%	93.8%	143,000	923,000	-5.0%	-5.0%	-4.5%	-3.8%	26.8%	13.5%	25.5%	12.5%
Austin	1,756,000	3.5%	93.2%	76,000	224,000	9.0%	9.5%	9.0%	8.5%	45.2%	32.8%	36.3%	24.4%
Fort Worth	1,459,000	2.0%	89.3%	28,000	160,000	4.8%	4.4%	4.6%	4.4%	119.3%	76.9%	105.8%	70.6%
El Paso	1,126,000	1.5%	97.1%	50,000	84,000	8.7%	9.1%	8.5%	8.2%	22.2%	9.4%	52.9%	37.7%
	22,456,000	**34.7%**	**95.7%**	**603,000**	**3,332,000**	**3.9%**	**4.1%**	**3.3%**	**3.7%**	**48.5%**	**32.5%**	**43.4%**	**27.1%**
Florida													
Orlando	4,899,000	8.6%	99.0%	222,000	574,000	8.1%	11.8%	9.4%	11.0%	46.6%	30.8%	45.0%	30.5%
Tampa	4,656,000	7.4%	94.3%	192,000	1,516,000	2.1%	3.2%	2.7%	4.3%	59.6%	45.6%	60.7%	44.4%
Miami/Fort Lauderdale	1,865,000	4.1%	98.9%	48,000	437,000	23.6%	14.6%	16.5%	8.5%	61.0%	45.3%	75.8%	56.2%
Jacksonville	2,273,000	3.1%	99.7%	408,000	416,000	2.4%	0.1%	3.9%	0.7%	14.4%	11.3%	47.2%	31.8%
Fort Myers	996,000	1.7%	89.3%	-	122,000	6.5%	8.6%	3.9%	5.5%	70.0%	48.1%	70.0%	48.1%
	14,689,000	**24.9%**	**97.0%**	**870,000**	**3,065,000**	**7.5%**	**7.6%**	**7.2%**	**6.7%**	**47.8%**	**34.8%**	**56.6%**	**40.4%**
California													
San Francisco	2,463,000	5.5%	96.9%	19,000	710,000	11.1%	6.3%	7.2%	4.4%	10.0%	4.7%	14.4%	5.9%
Los Angeles [5]	2,146,000	5.0%	100.0%	84,000	441,000	10.7%	13.7%	7.5%	11.5%	38.9%	27.1%	24.5%	17.2%
San Diego [5]	1,933,000	4.6%	96.5%	131,000	287,000	5.2%	-2.1%	9.3%	0.5%	57.4%	44.4%	33.1%	23.4%
Sacramento	329,000	0.5%	96.9%	83,000	-	-2.5%	0.4%	-0.4%	2.7%	N/A	N/A	N/A	N/A
Fresno	398,000	0.4%	93.2%	64,000	105,000	-4.7%	2.6%	-1.2%	2.7%	31.0%	24.3%	38.4%	31.8%
	7,269,000	**16.0%**	**97.5%**	**381,000**	**1,543,000**	**8.2%**	**5.7%**	**7.4%**	**5.3%**	**33.7%**	**24.2%**	**23.2%**	**15.1%**
Arizona													
Phoenix	3,518,000	6.6%	99.1%	191,000	421,000	11.1%	9.3%	11.6%	9.6%	54.1%	37.6%	86.0%	57.5%
Tucson	848,000	1.1%	98.3%	11,000	5,000	0.1%	0.7%	1.6%	2.3%	N/A	N/A	N/A	N/A
	4,366,000	**7.7%**	**98.9%**	**202,000**	**426,000**	**9.2%**	**7.7%**	**9.8%**	**8.2%**	**54.1%**	**37.6%**	**86.0%**	**57.5%**
Other Core													
Charlotte	3,883,000	5.3%	98.3%	104,000	333,000	5.9%	1.2%	2.4%	-0.1%	26.8%	16.0%	24.1%	19.8%
Las Vegas	1,396,000	3.3%	100.0%	52,000	232,000	9.7%	19.4%	10.1%	16.1%	N/A	N/A	21.2%	9.6%
Atlanta	2,246,000	2.9%	98.9%	82,000	257,000	15.4%	17.1%	12.8%	13.1%	31.5%	12.4%	49.8%	31.2%
Denver	886,000	1.6%	100.0%	58,000	180,000	3.9%	5.6%	3.4%	4.3%	29.0%	5.4%	22.7%	6.6%
Greenville	1,102,000	1.4%	100.0%	-	220,000	8.0%	26.6%	13.2%	45.9%	N/A	N/A	N/A	N/A
	9,513,000	**14.5%**	**99.0%**	**296,000**	**1,222,000**	**8.1%**	**10.0%**	**6.7%**	**9.2%**	**29.0%**	**12.7%**	**31.4%**	**21.0%**
Total Core Markets	**58,293,000**	**97.8%**	**97.0%**	**2,352,000**	**9,588,000**	**6.6%**	**6.4%**	**6.0%**	**5.9%**	**45.1%**	**30.7%**	**46.2%**	**31.1%**
Total Other Markets	**1,580,000**	**2.2%**	**99.8%**	**22,000**	**95,000**	**6.2%**	**5.9%**	**2.9%**	**2.5%**	**7.9%**	**-1.9%**	**21.5%**	**8.2%**
Total Operating Properties	**59,873,000**	**100.0%**	**97.1%**	**2,374,000**	**9,683,000**	**6.6%**	**6.4%**	**5.9%**	**5.8%**	**44.4%**	**30.1%**	**45.8%**	**30.7%**

(1) Based on the Annualized Base Rent as of the reporting period for occupied square feet (without S/L Rent).
(2) Square Feet expiring during the remainder of the year, including month-to-month leases.
(3) Rental Rate Change is reported for leases signed during the periods presented and does not include leases with terms less than 12 months and leases for first generation space.
(4) Excludes straight-line rent adjustments.
(5) Includes the Company's share of its less-than-wholly-owned real estate investments.
* This is a non-GAAP financial measure. Please refer to Glossary of REIT Terms.

Page 16 of 25

EASTGROUP PROPERTIES

Lease Expiration Summary - Total Square Feet of Operating Properties Based on Leases Signed Through June 30, 2025

($ in thousands)
(Unaudited)

LEASE EXPIRATION	Square Footage of Leases Expiring	Annualized Current Base Rent of Leases Expiring (without S/L Rent)	% of Total Base Rent of Leases Expiring (without S/L Rent)
Vacancy	1,741,000	$ -	0.0%
2025 - remainder of year [1]	2,374,000	24,488	4.6%
2026	9,683,000	83,684	15.8%
2027	10,316,000	93,917	17.7%
2028	8,695,000	81,666	15.4%
2029	8,271,000	76,482	14.4%
2030	7,506,000	69,018	13.0%
2031	2,843,000	27,662	5.2%
2032	3,143,000	23,310	4.4%
2033	2,290,000	21,442	4.0%
2034 and beyond	3,011,000	28,980	5.5%
TOTAL	59,873,000	$ 530,649	100.0%

(1) Includes month-to-month leases.

Page 17 of 25

Top 10 Customers by Annualized Base Rent
As of June 30, 2025
(Unaudited)

	Customer	# of Leases	Location	Total SF Leased	% of Total Portfolio SF	% of Total Annualized Base Rent (1)
1	**Amazon**	2	San Diego, CA	710,000		
		1	San Antonio, TX	57,000		
					1.3%	1.6%
2	**Consolidated Electrical Distributors**	2	San Antonio, TX	145,000		
		1	Orlando, FL	104,000		
		1	San Francisco, CA	84,000		
		1	Charlotte, NC	42,000		
					0.6%	0.7%
3	**Mattress Firm**	1	Houston, TX	202,000		
		1	Tampa, FL	109,000		
		1	San Diego, CA	66,000		
		1	Jacksonville, FL	49,000		
		1	Fort Myers, FL	25,000		
					0.8%	0.7%
4	**REPET, Inc.**	1	Los Angeles, CA	300,000	0.5%	0.7%
5	**DSV Air & Sea Inc.**	3	Houston, TX	385,000		
		1	San Diego, CA	20,000		
					0.7%	0.6%
6	**FedEx Corp.**	1	Dallas, TX	157,000		
		1	Fort Myers, FL	63,000		
		1	San Diego, CA	51,000		
		1	Fort Lauderdale, FL	50,000		
					0.6%	0.6%
7	**The Chamberlain Group**	2	Tucson, AZ	350,000		
		1	Charlotte, NC	11,000		
					0.6%	0.5%
8	**Leviat**	1	San Antonio, TX	264,000		
		1	Tampa , FL	48,000		
					0.5%	0.5%
9	**American Builders and Contractors**	1	Houston, TX	258,000		
		1	Tampa , FL	116,000		
					0.6%	0.5%
10	**Infinite Electronics Inc.**	4	Dallas, TX	320,000	0.5%	0.5%
		33		3,986,000	6.7%	6.9%

(1) Calculation: Customer Annualized Base Rent as of 06/30/25 (without S/L Rent) / Total Annualized Base Rent (without S/L Rent).

Page 18 of 25

Page 19 of 25 Debt and Equity Market Capitalization June 30, 2025 ($ in thousands, except per share data) (Unaudited) Unsecured debt (fixed rate) (1) Maturity Dates Weighted Average Interest Rate Principal Payments Maturing Average Years to Maturity August 28, 2025 3.80% 20,000$ October 1, 2025 3.97% 25,000 October 7, 2025 3.99% 50,000 Year 2026 2.56% 140,000 Year 2027 2.74% 175,000 Year 2028 3.10% 160,000 Year 2029 3.88% 155,000 Year 2030 and beyond 3.57% 735,000 Total unsecured debt (fixed rate) (1) 3.38% 1,460,000 4.4 Unsecured bank credit facilities (variable rate) $50MM Line - 5.275% - matures 7/31/2028 - $625MM Line - 5.162% - matures 7/31/2028 - Total carrying amount of debt 1,460,000 Total unamortized debt issuance costs (5,621) Total debt, net of unamortized debt issuance costs 1,454,379$ Equity market capitalization Shares outstanding - common 52,686,636 Price per share at quarter end 167.12$ Total equity market capitalization 8,804,991$ Total market capitalization (debt and equity) (2) 10,264,991$ Total debt / total market capitalization (2) 14.2% (1) These loans have a fixed interest rate or an effectively fixed interest rate due to interest rate swaps. (2) Debt refers to total carrying amount of debt.

EASTGROUP PROPERTIES

Continuous Common Equity Program
($ in thousands, except per share data)
(Unaudited)

DIRECT COMMON STOCK ISSUANCE ACTIVITY	Common Stock	Weighted Average Price	Gross Proceeds [1]
	(In shares)	*(Per share)*	*(In thousands)*
1st Quarter 2025:			
Total shares issued and proceeds received during the three months ended 3/31/2025	33,120	$ 183.15	$ 6,066 [2]
2nd Quarter 2025:			
Total shares issued and proceeds received during the three months ended 6/30/2025	-	-	-
Total direct common stock issuance for the six months ended 6/30/2025	33,120	$ 183.15	$ 6,066

FORWARD EQUITY SALE AGREEMENTS ACTIVITY	Common Stock	Weighted Average Price	Gross Proceeds [1]
	(In shares)	*(Per share)*	*(In thousands)*
Forward Shares Agreements Outstanding at 12/31/2024	385,253	$ 175.07	$ 67,446
1st Quarter 2025:			
New forward sale agreements	1,043,871	182.02	190,006
Forward shares issued and proceeds received	(385,253)	175.07	(67,446) [2]
Forward Shares Agreements Outstanding at 3/31/2025	1,043,871	182.02	190,006
2nd Quarter 2025:			
New forward sale agreements	19,954	175.00	3,492
Forward shares issued and proceeds received	(416,067)	180.26	(74,999) [2]
Forward Shares Agreements Outstanding at 6/30/2025	647,758	182.94	118,499
Forward shares issued and proceeds received	(647,758)	182.94	(118,499) [2]
Forward Shares Agreements Outstanding at 7/22/2025	-	-	$ -

SALES AGENCY FINANCING AGREEMENTS	Gross Sales Price
	(In thousands)
Total Gross Sales Price Authorized for Issuance on 10/25/2024	$ 1,000,000
Amount settled from 10/25/2024 through 7/22/2025	(479,899)
Amount of outstanding forward equity sale agreements as of 7/22/2025	-
Remaining Capacity for Issuance as of 7/22/2025	$ 520,101

[1] During the three and six months ended June 30, 2025, the Company recognized offering-related costs for direct issuances and forward agreements of $788 and $1,582, which is not deducted from proceeds above.

[2] Gross proceeds received under the Company's continuous equity offering from 1/1/2025 through 7/22/2025 were $267,010.

Page 20 of 25

EASTGROUP PROPERTIES

Debt-to-EBITDAre Ratios
($ in thousands)
(Unaudited)

	Quarter Ended June 30, 2025 [1]	Years Ended December 31, [2] 2024	2023	2022	2021	2020
Debt	$ 1,454,379	$ 1,503,562	1,674,827	1,861,744	1,451,778	1,310,895
EBITDAre*	124,046	447,186	401,335	337,536	278,959	245,669
DEBT-TO-EBITDAre RATIO*	**2.9**	**3.4**	**4.2**	**5.5**	**5.2**	**5.3**
Debt	$ 1,454,379	$ 1,503,562	1,674,827	1,861,744	1,451,778	1,310,895
Subtract development and value-add properties in lease-up or under construction	(373,565)	(424,068)	(374,924)	(324,831)	(376,611)	(225,964)
Adjusted Debt*	$ 1,080,814	$ 1,079,494	1,299,903	1,536,913	1,075,167	1,084,931
EBITDAre*	$ 124,046	$ 447,186	401,335	337,536	278,959	245,669
Adjust for acquisitions as if owned for entire period	-	26,514	5,490	6,900	4,213	1,906
Adjust for development and value-add properties in lease-up or under construction	(462)	(1,558)	(1,909)	(857)	(700)	(1,327)
Adjust for properties sold during the period	15	(177)	(2,001)	(235)	(1,517)	(1,081)
Pro Forma EBITDAre*	$ 123,599	$ 471,965	402,915	343,344	280,955	245,167
ADJUSTED DEBT-TO-PRO FORMA EBITDAre RATIO*	**2.2**	**2.3**	**3.2**	**4.5**	**3.8**	**4.4**

[1] Quarterly calculations annualize EBITDAre for the quarter.
[2] Yearly calculations use EBITDAre for the 12-month period.
* This is a non-GAAP financial measure. Please refer to Glossary of REIT Terms.

Page 21 of 25

Page 22 of 25 Components of Net Asset Value (In thousands) (Unaudited) Three Months Ended June 30, 2025 Quarterly property net operating income (PNOI) 129,184$ Stabilized occupancy adjustment (97.0% occupancy) 1,894 (1) Development and value-add projects adjustment (100% occupancy) 10,792 (2) Acquisitions and dispositions adjustment 15 (3) Straight-line rent income adjustment (4,695) Market rent amortization - acquired leases (1,520) Adjusted PNOI 135,670$ x 4 Annualized PNOI 542,680$ June 30, 2025 Cash and cash equivalents 32,921$ Company's share of unconsolidated investment assets, net of non-cash assets 107 Other assets, net of non-cash assets 21,116 Prospective development (primarily land) - cumulative costs incurred 304,448 Total Other Assets 358,592$ Liabilities, net of non-cash liabilities 1,720,674$ Projected costs remaining on current development pipeline 163,283 (4) Company's share of unconsolidated investment liabilities, net of non-cash liabilities 63 Total Liabilities 1,884,020$ Shares Outstanding 52,687 (1) Adjustment reflects the potential PNOI impact of leasing the operating portfolio to a stabilized average occupancy of 97.0%. This will add PNOI when average occupancy is below 97.0% and subtract from PNOI when average occupancy is above 97.0%. (2) Adjustment reflects the potential additional PNOI impact of development and value-add projects in lease-up, under construction and transferred to the operating portfolio during the current quarter at 100% occupancy. (4) Adjustment includes projected remaining costs on development and value-add projects in lease-up and under construction as well as projected remaining costs on projects transferred from development to the operating portfolio during the current quarter. (3) Adjustment reflects the PNOI for real estate properties acquired or sold during the quarter. See page 13 for a complete list of acquisitions and dispositions during the quarter.

EASTGROUP PROPERTIES

Outlook for 2025
(Unaudited)

	Low Range		High Range	
	Q3 2025	Y/E 2025	Q3 2025	Y/E 2025
	(In thousands, except per share data)			
Net income attributable to common stockholders	$ 62,857	251,206	67,115	258,598
Depreciation and amortization	55,058	217,899	55,058	217,899
Funds from operations attributable to common stockholders*	$ 117,915	469,105	122,173	476,497
Weighted average shares outstanding - Diluted	53,233	52,796	53,233	52,796
Per share data (diluted):				
Net income attributable to common stockholders	$ 1.18	4.76	1.26	4.90
Funds from operations attributable to common stockholders	2.22	8.89	2.30	9.03

*This is a non-GAAP financial measure. Please refer to Glossary of REIT Terms.

The following assumptions were used for the mid-point:

Metrics	Revised Guidance for Year 2025	April Earnings Release Guidance for Year 2025	Actual for Year 2024
FFO per share	$8.89 - $9.03	$8.84 - $9.04	$8.35
FFO per share increase over prior year	7.3%	7.1%	7.2%
FFO per share, excluding gain on involuntary conversion and business interruption claims	$8.85 - $8.99	$8.81 - $9.01	$8.31
FFO per share increase over prior year, excluding gain on involuntary conversion and business interruption claims	7.3%	7.2%	7.9%
Same PNOI growth: cash basis (1)	6.0% - 7.0% (2)	5.8% - 6.8% (2)	5.6%
Average month-end occupancy — Operating portfolio	95.6% - 96.4% (3)	95.6% - 96.6%	96.8%
Development starts:			
Square feet	1.7 million	1.8 million	1.6 million
Projected total investment	$215 million	$250 million	$230 million
Operating property acquisitions	$160 million	$150 million	$390 million
Operating property dispositions (Potential gains on dispositions are not included in the projections)	$60 million	$20 million	$14 million
Gross capital proceeds (4)	$265 million	$260 million	$724 million
General and administrative expense	$23.4 million	$22.8 million	$20.6 million

(1) Excludes straight-line rent adjustments, amortization of market rent intangibles for acquired leases, and income from lease terminations.

(2) Includes properties which have been in the operating portfolio since 1/1/24 and are projected to be in the operating portfolio through 12/31/25; includes 54,223,000 square feet.

(3) Represents estimated average month-end occupancy from January-December 2025. Average month-end occupancy for July-September 2025 is estimated to be between 95.3%-96.1%.

(4) Gross capital proceeds includes proceeds raised from external sources, such as new long-term debt or equity issuances; excludes borrowings on the unsecured bank credit facilities.

Page 23 of 25

Page 24 of 25 Glossary of REIT Terms Listed below are definitions of commonly used real estate investment trust (“REIT”) industry terms. For additional information on REITs, please see the National Association of Real Estate Investment Trusts (“Nareit”) web site at www.reit.com. Adjusted Debt-to-Pro Forma EBITDAre Ratio: A ratio calculated by dividing a company’s adjusted debt by its pro forma EBITDAre. Debt is adjusted by subtracting the cost of development and value-add properties in lease-up or under construction. EBITDAre is further adjusted by adding an estimate of NOI for significant acquisitions as if the acquired properties were owned for the entire period, and by subtracting NOI from development and value-add properties in lease-up or under construction and from properties sold during the period. The Adjusted Debt-to-Pro Forma EBITDAre Ratio is a non-GAAP financial measure used to analyze the Company’s financial condition and operating performance relative to its leverage, on an adjusted basis, so as to normalize and annualize property changes during the period. Cash Basis: The Company adjusts its GAAP reporting to exclude straight-line rent adjustments and amortization of market rent intangibles for acquired leases. The cash basis is an indicator of the rents charged to customers by the Company during the periods presented and is useful in analyzing the embedded rent growth in the Company’s portfolio. Debt-to-EBITDAre Ratio: A ratio calculated by dividing a company’s debt by its EBITDAre; this non-GAAP measure is used to analyze the Company’s financial condition and operating performance relative to its leverage. Debt-to-Total Market Capitalization Ratio: A ratio calculated by dividing a company’s debt by the total amount of a company’s equity (at market value) and debt. Earnings Before Interest Taxes Depreciation and Amortization for Real Estate (“EBITDAre”): In accordance with standards established by Nareit, EBITDAre is computed as Earnings, defined as Net Income, excluding gains or losses from sales of real estate investments and non-operating real estate, plus interest, taxes, depreciation and amortization. EBITDAre is a non-GAAP financial measure used to measure the Company’s operating performance and its ability to meet interest payment obligations and pay quarterly stock dividends on an unleveraged basis. Funds From Operations (“FFO”): FFO is the most commonly accepted reporting measure of a REIT’s operating performance, and the Company computes FFO in accordance with standards established by Nareit in the Nareit Funds from Operations White Paper — 2018 Restatement. It is equal to a REIT’s net income (loss) attributable to common stockholders computed in accordance with generally accepted accounting principles (“GAAP”), excluding gains and losses from sales of real estate property (including other assets incidental to the Company’s business) and impairment losses, adjusted for real estate related depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. FFO is a non-GAAP financial measure used to evaluate the performance of the Company’s investments in real estate assets and its operating results. FFO, Excluding Gain on Involuntary Conversion and Business Interruption Claims: A reporting measure calculated as FFO (as defined above), adjusted to exclude gain on involuntary conversion and business interruption claims. The Company believes that this exclusion presents a more meaningful comparison of operating performance. Interest and Fixed Charge Coverage Ratio: A non-GAAP financial measure calculated by dividing the Company’s EBITDAre by its interest expense. We believe this ratio is useful to investors because it provides a basis for analysis of the Company’s leverage, operating performance and its ability to service the interest payments due on its debt. Industrial Properties: Generally consisting of one or more buildings comprised of four concrete walls tilted up on a slab of concrete. An internal office component is then added. Business uses include warehousing, distribution, light manufacturing and assembly, research and development, showroom, office, or a combination of some or all of the aforementioned. Leases Expiring and Renewal Leases Signed of Expiring Square Feet: Includes renewals during the period with terms commencing during the period and after the end of the period. Operating Land: Land with no buildings or improvements that generates income from leases with tenants; included in Real estate properties on the Consolidated Balance Sheets. Operating Properties: Stabilized real estate properties (land including buildings and improvements) in the Company’s operating portfolio; included in Real estate properties on the Consolidated Balance Sheets. Percentage Leased: The percentage of total leasable square footage for which there is a signed lease, including month-to-month leases, as of the close of the reporting period. Space is considered leased upon execution of the lease.

Page 25 of 25 Glossary of REIT terms (continued) Percentage Occupied: The percentage of total leasable square footage for which the lease term has commenced as of the close of the reporting period. Property Net Operating Income (“PNOI”): Income from real estate operations less Expenses from real estate operations (including market-based internal management fee expense) plus the Company’s share of income and property operating expenses from its less-than-wholly-owned real estate investments. PNOI is a non-GAAP, property-level supplemental measure of performance used to evaluate the performance of the Company’s investments in real estate assets and its operating results. Real Estate Investment Trust (“REIT”): A company that owns and, in most cases, operates income-producing real estate such as apartments, shopping centers, offices, hotels and warehouses. Some REITs also engage in financing real estate. The shares of most REITs are freely traded, usually on a major stock exchange. To qualify as a REIT, a company must distribute at least 90 percent of its taxable income to its stockholders annually. A company that qualifies as a REIT is permitted to deduct dividends paid to its stockholders from its corporate taxable income. As a result, most REITs remit at least 100 percent of their taxable income to their stockholders and therefore owe no corporate federal income tax. Taxes are paid by stockholders on the dividends received. Most states honor this federal treatment and also do not require REITs to pay state income tax. Rental rate changes on new and renewal leases: Rental rate changes are calculated as the difference, weighted by square feet, of the annualized base rent due the first month of the new lease’s term and the annualized base rent of the rent due the last month of the former lease’s term, for leases signed during the reporting period. If free rent is given, then the first positive full rent value is used. Rent amounts exclude base stop amounts, holdover rent, and premium or discounted rent amounts. This calculation excludes leases with terms of less than 12 months and leases for first generation space on properties acquired or developed by EastGroup. Same Properties: Operating properties owned during the entire current and prior year reporting periods. Properties developed or acquired are excluded until held in the operating portfolio for both the current and prior year reporting periods. Properties sold during the current or prior year reporting periods are excluded. The Same Property Pool includes properties which were included in the operating portfolio for the entire period from January 1, 2024 through June 30, 2025. Same Property Net Operating Income (“Same PNOI”): Income from real estate operations less Expenses from real estate operations (including market-based internal management fee expense), plus the Company’s share of income and property operating expenses from its less-than-wholly-owned real estate investments, for the same properties owned by the Company during the entire current and prior year reporting periods. Same PNOI is a non-GAAP, property-level supplemental measure of performance used to evaluate the performance of the Company’s investments in real estate assets and its operating results on a same property basis. Same PNOI, Excluding Income from Lease Terminations: Same PNOI (as defined above), adjusted to exclude income from lease terminations. The Company believes it is useful to evaluate Same PNOI, Excluding Income from Lease Terminations, on both a straight-line and cash basis. The straight-line basis is calculated by averaging the customers’ rent payments over the lives of the leases; GAAP requires the recognition of rental income on the straight-line basis. The cash basis excludes adjustments for straight-line rent and amortization of market rent intangibles for acquired leases; the cash basis is an indicator of the rents charged to customers by the Company during the periods presented and is useful in analyzing the embedded rent growth in the Company’s portfolio. Straight-Lining: The process of averaging the customer’s rent payments over the life of the lease. GAAP requires real estate companies to “straight-line” rents. Total Return: A stock’s dividend income plus capital appreciation/depreciation over a specified period as a percentage of the stock price at the beginning of the period. Value-Add Properties: Properties that are either acquired but not stabilized or can be converted to a higher and better use. Properties meeting either of the following two conditions are considered value-add properties: (1) Less than 75% leased as of the acquisition date (or will be less than 75% leased within one year of acquisition date based on near term lease roll), or (2) 20% or greater of the cumulative gross cost will be spent to redevelop the property. Properties qualifying under these conditions are placed into Value-Add Properties in the quarter in which (1) they are acquired, if condition 1 above is met, or (2) when construction to redevelop begins. Value-Add Properties are moved into the operating portfolio upon stabilization, meaning the earlier of achieving 90% or greater occupancy or 12 months from the acquisition date or completion of the redevelopment, as applicable.